UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	27-0617340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 13, 2013, Summit Hotel Properties, Inc. (the “Company”) and its operating partnership, Summit Hotel OP, LP (the “Operating Partnership”), entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as the representatives of the several underwriters named therein, relating to the issuance and sale of 15,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $9.20 per share, less an underwriting discount of $.368 per share, for a net per share purchase price of $8.832. The underwriting agreement provides a 30-day option to the underwriters to purchase up to an additional 2,250,000 shares of common stock on the same terms. The closing of the offering is expected to occur on September 18, 2013, subject to the satisfaction of customary closing conditions.

The shares of common stock will be issued pursuant the Company’s shelf registration statement on Form S-3 (File No. 333-187624), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 26, 2013.

The underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the underwriting agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the underwriting agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated September 13, 2013, relating to the offering of the shares of common stock referred to above, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the underwriting agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated September 13, 2013, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP regarding the legality of the common stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: September 16, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: September 16, 2013		Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1

Underwriting Agreement, dated September 13, 2013, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP regarding the legality of the common stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).